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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                                   October 27, 1997
                   Date of Report (Date of earliest event reported)



                                  SAFECO CORPORATION
                  (Exact name of registrant as specified in Charter)



WASHINGTON                        1-6563                   91-0742146
(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)



    SAFECO Plaza, Seattle, Washington                         98185
   (Address of principal executive offices)                 (Zip Code)


                                    (206) 545-5000
                 (Registrant's telephone number, including area code)


                                          -1-
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ITEM 5.  OTHER EVENTS

    On October 27, 1997, SAFECO Corporation (NASDAQ:SAFC) announced its third quarter earnings.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) See Exhibit Index.

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFECO CORPORATION


Dated: November 10, 1997               By: /s/ H. Paul Lowber
                                           ---------------------------
                                           H. Paul Lowber
                                           Vice President, Controller and
                                           Chief Accounting Officer


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EXHIBIT INDEX

    99.1 Third Quarter Earnings Release issued by SAFECO to Shareholders on October 27, 1997.